UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2023

Blue Water Biotech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41294	83-2262816
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 E. Fifth Street, Suite 1900 Cincinnati, Ohio	45202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 620-4101

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.00001 per share	BWV	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws

On April 21, 2023, Blue Water Biotech, Inc., a Delaware corporation (the “Company”), filed an amendment to its Second Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware to change its corporate name from “Blue Water Vaccines Inc.” to “Blue Water Biotech, Inc.” (the “Name Change Amendment”). The name change was effective as of April 21, 2023. The Name Change Amendment is filed as Exhibit 3.1 to this Current Report.

In connection with the name change, the Company amended the Company’s bylaws to reflect the corporate name Blue Water Biotech, Inc., also effective on April 21, 2023. No other changes were made to the bylaws. A copy of the Second Amended and Restated Bylaws reflecting this amendment is attached as Exhibit 3.2 to this Current Report.

Item 7.01 Regulation FD Disclosure

As previously reported on a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 20, 2023, the Company: (i) entered into an agreement, dated April 19, 2023, with Veru Inc., a Wisconsin corporation (the “Seller”), to purchase substantially all of the assets related to the Seller’s ENTADFITM business (the “Transaction”); and (ii) announced the Transaction and the Company’s intention to change its corporate name to Blue Water Biotech, Inc.

On April 20, 2023, the Company held a conference call to discuss the Transaction, its corporate name change, and related matters. Furnished herewith as Exhibit 99.1 and incorporated into this Item 7.01 by reference is a transcript (the “Transcript”) of the conference call.

On April 24, 2023, the Company issued a press release regarding the Name Change Amendment (the “Press Release”). The Press Release is attached hereto as Exhibit 99.2 and is being furnished herewith.

The information in this Item 7.01 of this Current Report on Form 8-K (this “Current Report”) and the Press Release and Transcript is being furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. Such information shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document
3.1	Certificate of Amendment to the Company’s Second Amended and Restated Certificate of Incorporation
3.2	Second Amended and Restated Bylaws of Blue Water Biotech, Inc.
99.1	Transcript, dated April 20, 2023
99.2	Press Release, dated April 24, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Water Vaccines Inc.

Date: April 24, 2023	By:	/s/ Joseph Hernandez
Joseph Hernandez
Chief Executive Officer

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